OMNIBUS AMENDMENT TO COLLATERAL DOCUMENTS

This OMNIBUS AMENDMENT TO COLLATERAL DOCUMENTS (this “Amendment”) dated as of October 30, 2013 by and among (i) LIONBRIDGE TECHNOLOGIES, INC., a Delaware corporation (the “Company”), LIONBRIDGE INTERNATIONAL FINANCE LIMITED, a company formed under the laws of Ireland (the “Foreign Borrower” and, together with the Company, the “Borrowers”, and each individually a “Borrower”), (ii) those Material Domestic Subsidiaries of the Company identified as “US Guarantors” on the signature pages of the Credit Agreement (defined below) and such other Material Domestic Subsidiaries of the Company as may from time to time become a party to the Credit Agreement, (each, a “US Guarantor” and collectively, the “US Guarantors”), the Foreign Guarantors from time to time parties to the Credit Agreement (each a “Foreign Guarantor” and collectively, the “Foreign Guarantors”, and collectively with the US Guarantors, the “Guarantors” and, together with the Borrowers, each a “Reaffirming Party” and collectively, the “Reaffirming Parties”) and (iv) HSBC BANK USA, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”) for itself and certain other financial institutions which are or may become parties (collectively, the “Lenders”) to the Amended and Restated Revolving Credit Agreement dated as of the date hereof (as amended and in effect from time to time, the “Credit Agreement”), among the Borrowers, the Agent and the Lenders. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

WHEREAS, the Borrowers, the Guarantors, the Lender and the Administrative Agent are parties to that certain Credit Agreement, dated as of December 21, 2006 (the “Original Closing Date”), as amended by that certain Amendment and Joinder Agreement, dated January 22, 2007, and as further amended by that certain Amendment and Joinder Agreement to Credit Agreement, dated October 30, 2009, Amendment No. 3 to Credit Agreement, dated September 30, 2010, and Amendment No. 4 to Credit Agreement, dated November 2, 2012 (as the same may have been further amended, the “Existing Agreement”);

WHEREAS, the Borrowers have requested, and HSBC has agreed to amend and restate the Existing Agreement.

WHEREAS, the Company, the US Guarantors, and the Administrative Agent are parties to that certain Security Agreement, dated as of the Original Closing Date (as amended and in effect from time to time, the “Security Agreement”);

WHEREAS, the Company, the US Guarantors, and the Administrative Agent are parties to that certain Pledge Agreement, dated as of the Original Closing Date (as amended and in effect from time to time, the “Pledge Agreement”);

WHEREAS, the Company, Lionbridge Luxembourg S.a r.l., Rory John Cowan and the Administrative Agent are parties to that certain Charge on Shares Agreement, dated as of January 22, 2007 (as amended and in effect from time to time, the “LI Charge on Shares”);

WHEREAS, Lionbridge International and the Administrative Agent are parties to that certain Deed of Charge, dated as of January 22, 2007 (as amended and in effect from time to time, the “LIFL Charge on Shares” and together with the Security Agreement, the Pledge Agreement, and the LI Charge on Shares, each an “Existing Security Document” and collectively, the “Existing Security Documents”);

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Credit Agreement References. Each reference to the Existing Agreement, however so defined, in any of the Security Documents or other Credit Documents shall be deemed to be a reference to the Credit Agreement or any other name which refers thereto and each capitalized term defined by reference to the Existing Agreement shall be deemed to be a reference to such term as defined in the Credit Agreement, including, without limitation, the definitions of the terms “Administrative Agent”, “Credit Documents”, “Lender”, “Lenders”, “Loan”, “Notes”, and “Security Documents”.

2. Amendment of Schedules. The Schedules to the Security Agreement and the Schedules to the Pledge Agreement are hereby amended and restated in their entirety as set forth on the Schedules attached hereto and is made a part of the Security Agreement and the Pledge Agreement, respectively.

3. Confirmation and Ratification of Existing Security Documents. Each of the Reaffirming Parties hereby ratifies and confirms each of the Existing Security Documents (each as amended hereby) to which it is a party and the pledges and security interests created thereby and the other rights granted to the Administrative Agent and the Lenders thereunder. Each of the Reaffirming Parties hereby further ratifies and confirms that each of the Existing Security Documents (each as amended hereby) to which it is a party and the pledges and security interests created thereby secure such Reaffirming Party’s obligations under the Credit Agreement.

4. Grant of Security Interest. Subject to the provisions of and without in any way detracting from the effectiveness of Section 3 of this Amendment, and without limiting the effectiveness of any of the Existing Security Documents, each Reaffirming Party hereby grants a security interest under each Existing Security Document to which it is a party, in the same collateral in which it originally granted a security interest under each such Existing Security Document, in favor of the Administrative Agent, for the benefit of the Lenders, and hereby agrees, acknowledges and confirms that its grant of a security interest hereunder and under the Existing Security Documents to which it is a party secures all of the obligations of such Reaffirming Party, direct or indirect, contingent or absolute, matured or unmatured, now or at any time and from time to time hereafter due or owing by such Reaffirming Party with respect to the Credit Party Obligations, arising under or in connection with the Credit Agreement.

5. Provisions of Credit Agreement. The provisions of this Amendment are subject, in all respects, to all provisions of the Credit Agreement including, without limitation, Section 2.21 thereof.

6. Conditions to Effectiveness.  This Amendment shall not become effective unless and until the Administrative Agent receives counterparts of this Amendment duly executed and delivered by each of the parties hereto and each of the conditions set forth in Article IV of the Credit Agreement have been met.

7. Ratification, Etc. Except as expressly amended by this Amendment, the Security Documents and all documents, instruments and agreements related thereto (including the Credit Documents to which each of the parties hereto is a party) are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Security Documents (as amended hereby) and the perfected security interests of the Administrative Agent on behalf of the Lenders thereunder and hereunder shall continue in full force and effect, and the collateral security and guaranties provided for in each of the Security Documents and such other documents, instruments and agreements shall not be impaired by this Amendment.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW OTHER THAN GENERAL OBLIGATIONS LAW §§ 5-141 AND 5-1402).

9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one ore more of the same instrument.

10. Miscellaneous. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any obligations of any Borrower or any Guarantor or any rights of the Administrative Agent or any of the Lenders consequent thereon. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Omnibus Amendment to Collateral Documents as a sealed instrument as of the date first above written.

LIONBRIDGE TECHNOLOGIES, INC.,
as a Borrower

By:	/s/

Name: Donald Muir Title: Chief Financial Officer

SIGNED and DELIVERED as a DEED

By: LIONBRIDGE INTERNATIONAL FINANCE LIMITED

by its duly appointed attorney

By:	/s/

Name: Tina Wang

In the presence of:

Name: Margaret Shukur—

Signature:       /s/

Address:

Occupation: Attorney

VERITEST, INC.,

as a US Guarantor

By:	/s/

Name: Tina Wang Title: Treasurer

LIONBRIDGE US, INC.,

as a US Guarantor

By:	_/s/

Name: Tina Wang Title: Treasurer

LIONBRIDGE GLOBAL SOLUTIONS II, INC.,

as a US Guarantor

By:	/s/

Name: Tina Wang Title: Treasurer

LIONBRIDGE GLOBAL SOLUTIONS FEDERAL, INC.,

as a US Guarantor

By:	/s/

Name: Margaret Shukur Title: Secretary

LIONBRIDGE GLOBAL SOURCING SOLUTIONS, INC.,

as a US Guarantor

By:	/s/

Name: Tina Wang Title: Treasurer

SIGNED and DELIVERED as a DEED

By: LIONBRIDGE INTERNATIONAL

by its duly appointed attorney

By:	/s/

Name: Tina Wang

In the presence of:

Name: Margaret Shukur—

Signature:       /s/

Address:

Occupation: Attorney

LIONBRIDGE LUXEMBOURG S.a.r.l.,
as a Foreign Guarantor

By:	/s/

Name: Marc Litz Title: Type A Manager

HSBC BANK USA, NATIONAL ASSOCIATION,

as Administrative Agent

By:	/s/

Name:
Title: